EXHIBIT 99.1

News Release

TranSwitch Corporation Announces

Third Quarter 2012 Financial Results

SHELTON, CT – November 8, 2012 – TranSwitch Corporation (NASDAQ: TXCC), a leading provider of semiconductor solutions for multimedia connectivity and processing today announced financial results for the third quarter ended September 30, 2012.

Net revenues for the third quarter of 2012 were approximately $4.8 million, as compared to net revenues of $3.8 million for the second quarter of 2012 and $6.7 million for the third quarter of 2011. Net loss for the third quarter of 2012 was ($3.0) million, or ($0.09) per basic and diluted common share, as compared to a net loss of ($6.0) million, or ($0.19) per basic and diluted common share for the second quarter of 2012, and a net loss of ($4.8) million, or ($0.16) per basic and diluted common share for the third quarter of 2011.

The GAAP gross margin for the third quarter was 64%. This is compared to the Company's GAAP gross margin of 67% for the second quarter of 2012, and 65% for the third quarter of 2011.

Total non-GAAP operating expenses for the third quarter of 2012 were $5.7 million, as compared to $7.4 million in the second quarter of 2012 and $7.4 million in the third quarter of 2011. Non-GAAP operating expenses for the third quarter of 2012 exclude $0.1 million in amortization of purchase price intangibles and $0.5 million in stock-based compensation along with a benefit of $0.3 million from the reversal of accrued royalties. Total GAAP operating expenses for the third quarter of 2012 were $6.0 million, as compared to $8.5 million in the second quarter of 2012 and $8.8 million in the third quarter of 2011.

Non-GAAP operating loss for the third quarter of 2012 was ($2.7) million, compared to a non-GAAP operating loss of ($4.9) million for the second quarter of 2012 and a non-GAAP operating loss of ($3.1) million for the third quarter of 2011. On a GAAP basis, the operating loss for the third quarter of 2012 was ($2.9) million, compared to an operating loss of ($5.9) million for the second quarter of 2012 and an operating loss of ($4.5) million for the third quarter of 2011.

Non-GAAP net loss for the third quarter of 2012 was ($2.7) million, or ($0.08) per share, compared with a non-GAAP net loss of ($5.0) million, or ($0.16) per share, for the second quarter of 2012 and a non-GAAP net loss of ($3.3) million, or ($0.11) per share, for the third quarter of 2011.

Further information about non-GAAP measures is provided below and a reconciliation of the non-GAAP measures to the comparable GAAP results is provided after the financial statements attached to this release.

“We made meaningful progress in the third quarter toward our business objectives,” stated Dr. M. Ali Khatibzadeh, President and CEO of TranSwitch Corporation. “In addition to 24% quarterly sequential revenue growth driven by IP licensing opportunities and increased royalty revenue, we achieved significant on-going reductions in expenses due to the restructuring plan we initiated earlier in the quarter. On the new video connectivity business front, we passed an important milestone of initial production shipments of HDplay™ product for our first customer who also plans to incorporate HDplay™ in other new products. In addition, we are making progress securing new customers from an expanding list of opportunities and anticipate additional customers reaching production ramp in the fourth quarter and as we move into 2013. Overall, through the combination of an increased backlog of telecom products, IP licensing opportunities, royalty revenue and ramp of HDplay™ product, we are targeting further sequential growth in the fourth quarter. With regard to improving our balance sheet, as we have previously announced, our primary plan is the sale of telecom patents. We are making tangible progress towards the sale of our patents and anticipate completing a transaction by the end of the year.”

Additional details on TranSwitch’s third quarter 2012 financial results will be discussed during a conference call regarding this announcement today at 5:30 pm Eastern time. To listen to the live call, investors can dial 719-325-2484 and reference confirmation code: 2054387. The call will be recorded and a replay will be available two hours after the conclusion of the live broadcast through November 18, 2012. To access the replay, dial 719-457-0820 and enter confirmation code: 2054387. Investors can also access an audio webcast which will be broadcast through Vcall’s Investor Calendar at www.investorcalendar.com or the Company’s website at www.transwitch.com. This audio webcast will also be available on a replay basis for 10 business days.

About TranSwitch Corporation

TranSwitch Corporation (Nasdaq: TXCC)  provides innovative integrated circuit (IC) and intellectual property (IP) solutions that deliver core functionality for video, voice, and data communications equipment for the customer premises and network infrastructure markets.  For the customer-premises market, we offer multi-standard, high-speed interconnect solutions enabling the distribution and presentation of high-definition (HD) video and data content for consumer electronics applications. We also provide a family of best-in-class communications processors.  For the network infrastructure market we provide integrated multi-core network processor System-on-a-Chip (SoC) solutions for Fixed, 3G and 4G Mobile, VoIP and Multimedia applications. TranSwitch’s customers are leading consumer electronics and telecom equipment companies around the globe.  For more information, please visit www.transwitch.com or follow us at Facebook or Twitter.

Forward-looking statements in this release, including statements regarding management's expectations for future financial results and the markets for TranSwitch's products, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements regarding TranSwitch, its operations and its financial results, involve risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, including without limitation the risks associated with downturns in economic conditions generally and in the telecommunications and data communications markets and the semiconductor industry specifically; risks in product development and market acceptance of and demand for TranSwitch’s products and products developed by TranSwitch’s customers; risks associated with foreign sales and high customer concentration; risks associated with competition and competitive pricing pressures; risks in technology development and commercialization; risks of failing to attract and retain key managerial and technical personnel; risks relating to TranSwitch’s available cash; risks associated with acquiring new businesses; risks of dependence on third-party VLSI fabrication facilities; risks related to intellectual property rights and litigation; and other risks detailed in TranSwitch's filings with the Securities and Exchange Commission.

TranSwitch expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in expectations or any change in events, conditions or circumstances on which any such statement is based.

TranSwitch is a registered trademark of TranSwitch Corporation.

Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures (Unaudited)

Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release and related conference call or webcast to the most directly comparable financial measure prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The reconciliation for historic non-GAAP measures is provided herein on a quantitative basis and for non-GAAP measures that are forward-looking is provided herein on a qualitative basis.

The non-GAAP measures used in this earnings release and related conference call differ from GAAP in that they exclude expenses related to stock-based compensation, amortization of intangible assets, the effects of special charges such as asset impairments, restructuring charges and benefits from the reversal of accrued royalties. The Company’s basis for these adjustments is described below. Management uses these non-GAAP measures for internal reporting and forecasting purposes. The Company has provided these non-GAAP financial measures in addition to GAAP financial results because it believes that these non-GAAP financial measures provide useful information to certain investors and financial analysts for comparison across accounting periods not influenced by certain non-cash items that are not used by management when evaluating the Company’s historical and prospective financial performance.

Management uses these non-GAAP financial measures when evaluating the Company’s operating performance and believes that such measures are useful to investors and financial analysts in assessing the Company’s operating performance as the Company believes that the presentation of non-GAAP measures that adjust for the impact of stock-based compensation expenses, amortization of intangible assets, the effects of special charges such as asset impairments and restructuring charges and benefits from the reversal of accrued royalties provides investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, are useful to investors and financial analysts in helping them to better understand the Company’s operating results and underlying operational trends.

We do not provide forward-looking GAAP measures or a reconciliation of the forward-looking non-GAAP measures to GAAP measures because of our inability to project special charges, asset impairments, employee separation costs and stock-based compensation related expenses.

The non-GAAP financial measures we provide have certain limitations because they do not reflect all of the costs associated with the operation of our business as determined in accordance with GAAP. The non-GAAP measures are in addition to, and not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. We endeavor to compensate for the limitations of these non-GAAP measures by providing GAAP financial statements, descriptions of the reconciling items and a reconciliation of the non-GAAP measures to the most directly comparable GAAP measures so that investors can appropriately incorporate the non-GAAP measures and their limitations into their analyses. Please see our financial statements and "Management's Discussion and Analysis of Results of Operations and Financial Condition" that will be included in the periodic report we expect to file with the SEC with respect to the financial periods discussed herein.

For more information contact:

Robert A. Bosi
Vice President and Chief Financial Officer
Phone: 203.929.8810 ext. 2465

Mary Lombardo

Investor Relations

Phone: 203.929.8810 ext. 2254

TranSwitch Corporation

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in thousands, except for per share amounts)

	Three Months Ended			Nine Months Ended
	Sep 30, 2012	June 30, 2012	Sep 30, 2011	Sep 30, 2012	Sep 30, 2011
Net revenues:
Product revenues	$1,631	$2,374	$4,855	$7,167	$14,682
Intellectual property and service revenues	3,121	1,451	1,810	5,091	7,263
Total net revenues	4,752	3,825	6,665	12,258	21,945

Cost of revenues:
Cost of product revenues	694	866	1,425	2,679	4,510
Provision for excess and obsolete inventories	154	220	26	605	186
Cost of service revenues	844	175	917	1,180	2,955
Total cost of revenues	1,692	1,261	2,368	4,464	7,651
Gross profit	3,060	2,564	4,297	7,794	14,294

Operating expenses:
Research and development	3,325	4,678	4,672	12,339	13,727
Marketing and sales	1,144	1,317	1,772	4,103	5,836
General and administrative	1,851	1,930	1,925	5,913	5,699
Restructuring charges	—	1,001	924	1,001	1.391
Reversal of accrued royalties	(332)	(442)	(455)	(832)	(2,030)
Total operating expenses	5,988	8,484	8,838	22,524	24,623
Operating loss (Note 1)	(2,928)	(5,920)	(4,541)	(14,730)	(10,329)

Other (expense) income:
Other income (expense)	41	57	23	(3)	10
Interest income (expense):
Interest income	32	17	8	72	100
Interest expense	(37)	(32)	(44)	(78)	(237)
Interest (expense) income, net	(5)	(15)	(36)	(6)	(137)
Total other income (expense), net	36	42	(13)	(9)	(127)

Loss before income taxes	(2,892)	(5,878)	(4,554)	(14,739)	(10,456)
Income tax expense	108	119	233	341	479
Net loss	$(3,000)	$(5,997)	$(4,787)	$(15,080)	$(10,935)

Net loss per common share – basic and diluted	$(0.09)	$(0.19)	$(0.16)	$(0.47)	$(0.40)

Weighted average common shares outstanding – basic and diluted	34,269	31,617	30,475	32,198	27,019

Note 1: Stock-based compensation expense included in cost of revenues and operating expenses is as follows:
Cost of revenues	$8	$(14)	$11	$—	$48
Research and development	147	78	195	345	624
Marketing and sales	93	39	111	243	361
General and administrative	259	283	286	837	903
Total	$507	$386	$603	$1,425	$1,936

TranSwitch Corporation

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited)

(in thousands)

	September 30, 2012	December 31, 2011
ASSETS

Current assets:
Cash, cash equivalents, restricted cash and short-term investments	$1,607	$7,554
Accounts receivable, net	4,295	6,375
Inventories	1,383	1,988
Prepaid expenses and other current assets	1,808	1,876

Total current assets	9,093	17,793

Property and equipment, net	1,153	1,355
Goodwill	5,271	5,271
Other intangible assets, net	1,228	1,461
Other assets	1,928	1,738

Total assets	$18,673	$27,618

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Bank debt	$942	$—
Accounts payable, accrued expenses and other current liabilities	10,170	10,932
Current portion of restructuring liabilities	2,093	1,995

Total current liabilities	13,205	12,927

Restructuring liabilities	1,776	2,485

Total liabilities	14,981	15,412

Total stockholders’ equity	3,692	12,206

Total liabilities and stockholders’ equity	$18,673	$27,618

TRANSWITCH CORPORATION

Supplemental Reconciliation of GAAP Results to Non-GAAP

(Unaudited)

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	Sep 30,	Jun 30,	Sep 30,	Sep 30,	Sep 30,
	2012	2012	2011	2012	2011
GAAP gross profit	$3,060	$2,564	$4,297	$7,794	$14,294
Add:
Stock-based compensation	8	(14)	11	-	48
Non-GAAP gross profit	$3,068	$2,550	$4,308	$7,794	$14,342

GAAP gross margin	64.4%	67.0%	64.5%	63.6%	65.1%
Stock-based compensation	0.2%	-0.4%	0.2%	0.0%	0.2%
Non-GAAP gross margin	64.6%	66.7%	64.6%	63.6%	65.4%

GAAP research and development expenses	$3,325	$4,678	$4,672	$12,339	$13,727
Less:
Amortization of purchase accounting intangibles	38	42	114	115	340
Stock-based compensation	147	78	195	345	624
Non-GAAP research and development expenses	$3,140	$4,558	$4,363	$11,879	$12,763

GAAP selling, general, and administrative expenses	$2,995	$3,247	$3,697	$10,016	$11,535
Less:
Amortization of purchase accounting intangibles	39	36	283	118	849
Stock-based compensation	352	322	397	1,080	1,264
Non-GAAP selling, general, and administrative expenses	$2,604	$2,889	$3,017	$8,818	$9,422

GAAP operating expenses	$5,988	$8,484	$8,838	$22,524	$24,623
Less:
Amortization of purchase accounting intangibles	77	78	397	233	1,189
Stock-based compensation	499	400	592	1,425	1,888
Reversal of accrued royalties and other	(332)	(442)	(455)	(832)	(2,030)
Restructuring charges	-	1,001	924	1,001	1,391
Non-GAAP operating expenses	$5,744	$7,447	$7,380	$20,697	$22,185
Non-GAAP operating loss	$(2,676)	$(4,897)	$(3,072)	$(12,903)	$(7,843)

GAAP net loss	$(3,000)	$(5,997)	$(4,787)	$(15,080)	$(10,935)
Add:
Amortization of purchase accounting intangibles	77	78	397	233	1,189
Stock-based compensation	507	386	603	1,425	1,936
Reversal of accrued royalties and other	(332)	(442)	(455)	(832)	(2,030)
Restructuring charges	-	1,001	924	1,001	1,391
Non-GAAP net loss	$(2,748)	$(4,974)	$(3,318)	$(13,253)	$(8,449)

Non-GAAP basic net loss per share	$(0.08)	$(0.16)	$(0.11)	$(0.41)	$(0.31)
Basic shares used to calculate non-GAAP net loss per share	34,269	31,617	30,475	32,198	27,019